EXHIBIT 10.73

Board of Directors Resolutions
Stock Options

RESOLVED, that the Board of Directors hereby approves the following amendments to the Corporation’s stock option plans substantially in the form presented below, together with any other amendments to such plans that any of the President, the Chief Financial Officer, the Treasurer, any Vice President, and the Secretary of the Corporation may in his/her sole judgment deem necessary, proper or advisable to conform such stock option plans to the amendments set forth below.

NAVISTAR 1998 NON-EMPLOYEE DIRECTOR
STOCK OPTION PLAN

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar 1998 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the "1998 Directors Plan"); and

WHEREAS, the 1998 Plan, in relevant part, generally reserves to the Corporation's Board of Directors (the "Board") the right to modify the 1998 Directors Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 1998 Directors Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section 14 to read in its entirety as follows:

"Without limiting the generality of the preceding sentence, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a holder of an option pursuant to Section 16 of the Plan without the written consent of the affected holder."

2. A new Section 16 is added to read in its entirety as follows:

"16. Special Rule Upon Certain Changes in Control

Notwithstanding any provision of the Plan to the contrary, in the event of a change in control (within the meaning of Section 7), each holder of an option may elect, in a form and manner determined by the Corporation, that any option held by the holder at the time of the change in control whose exercise in accordance with the terms of the Plan is prohibited at the time of the change in control by reason of the application of Federal or state securities laws shall be canceled effective as of the change in control in exchange for a cash payment from the Corporation equal to (i) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the change in control (or, if none, the fair market value of a share of Common Stock on the date of the change in control (determined as the average of the high and low prices of the Common Stock on such day as listed on that national exchange or over-the-counter security market on which such Common Stock is trading at the time ) or, if not a trading day, on the last trading day preceding the date of the change in control) over the purchase price under the option multiplied by (ii) the number of shares of Common Stock subject to the option."

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NAVISTAR 1988 NON-EMPLOYEE DIRECTOR
STOCK OPTION PLAN

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar 1988 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the "1988 Directors Plan"); and

WHEREAS, the 1988 Plan, in relevant part, generally reserves to the Corporation's Board of Directors (the "Board") the right to modify the 1988 Directors Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 1988 Directors Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section 14 to read in its entirety as follows:

"Without limiting the generality of the preceding sentence, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a holder of an option pursuant to Section 16 of the Plan without the written consent of the affected holder."

2. A new Section 15 is added to read in its entirety as follows:

"15. Special Rule Upon Certain Changes in Control

Notwithstanding any provision of the Plan to the contrary, in the event of a change in control (within the meaning of Section 7), each holder of an option may elect, in a form and manner determined by the Corporation, that any option held by the holder at the time of the change in control whose exercise in accordance with the terms of the Plan is prohibited at the time of the change in control by reason of the application of Federal or state securities laws shall be canceled effective as of the change in control in exchange for a cash payment from the Corporation equal to (i) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the change in control (or, if none, the fair market value of a share of Common Stock on the date of the change in control (determined as the average of the high and low prices of the Common Stock on such day as listed on that national exchange or over-the-counter security market on which such Common Stock is trading at the time) or, if not a trading day, on the last trading day preceding the date of the change in control) over the purchase price under the option multiplied by (ii) the number of shares of Common Stock subject to the option."

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